UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2026

VisionWave Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-72741	99-5002777
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Delaware Ave., Suite 210 # 301 Wilmington, DE.	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 305-4790

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VWAV	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	VWAVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 12, 2026, Vision Wave Holdings, Inc. (the “Company”) entered into a term sheet (the “Term Sheet”) with Lucky Whale Production Limited, a Hong Kong-incorporated project sponsor (the “Sponsor”), setting out the principal proposed terms for the establishment of a joint venture to develop, hold and operate a proposed Tier IV data center project located in Beth Shemesh, Israel (the “Project”).

Under the proposed structure described in the Term Sheet, the Company and the Sponsor would form a jointly held company (the “Joint Company”), which would be owned 68% by the Company and 32% by the Sponsor. The Joint Company would in turn hold 75% of a special purpose project company that would hold the land, building permit and related rights for the Project, with the remaining 25% retained by the current land owner. As a result of this ownership chain, the Company’s effective indirect interest in the Project would be approximately 51%. The precise structure, including the manner of transfer of rights and applicable tax matters, would be determined in the definitive agreements.

As consideration for the acquisition of the Project rights, the Term Sheet contemplates that the Company would issue shares of its common stock with an aggregate value of approximately US$40 million to the land owner, on an all-share basis with no cash component. The number of shares would be determined by reference to a volume-weighted average price of the Company’s common stock over an agreed period near closing. Any such issuance would be subject to all required approvals, including, to the extent required under the rules of The Nasdaq Stock Market, approval by the Company’s stockholders, and the shares would be subject to lock-up and orderly resale arrangements and customary registration rights. The issuance of the consideration shares, together with the Company’s other recent and pending equity issuances, would be dilutive to existing stockholders.

The Term Sheet further contemplates that the Company would commit, in the definitive agreements, to arrange the financing required to construct and establish the Project. The Project would require substantial additional capital, which the Company expects would be sourced through capital-markets activities and/or project-finance facilities. There can be no assurance that such financing would be available to the Company on acceptable terms, or at all.

The Term Sheet also addresses other proposed terms customary for a transaction of this type, including management and governance arrangements (under which the Sponsor would manage the Project and appoint its chief executive officer, subject to reserved matters requiring the Company’s consent and a deadlock-resolution mechanism), a put option in favor of the land owner exercisable for a limited period following completion of construction, mutual exclusivity, and confidentiality. The completion of the proposed transaction would be subject to conditions precedent, including the completion of due diligence, the execution of definitive agreements, the receipt of required corporate, stockholder, SEC and Nasdaq approvals, the receipt of a fairness opinion if required, and the receipt of applicable regulatory, licensing and third-party consents.

Although the Term Sheet states that it is intended to be binding, the proposed transaction has not been consummated and remains subject to, among other things, the completion of due diligence, the negotiation and execution of definitive agreements, and the satisfaction or waiver of numerous conditions. The Term Sheet does not constitute the definitive agreements for the proposed transaction, and the Company has not entered into any definitive agreement in respect of the Project. Accordingly, there can be no assurance that the proposed transaction will be completed on the terms described below, or at all. The Company is furnishing this disclosure on a voluntary basis and may elect to file a further Current Report on Form 8-K if and when definitive agreements are executed.

The foregoing description is a summary only, does not purport to be complete, and is qualified in its entirety by the terms of the Term Sheet and, when executed, the definitive agreements. The Company is not furnishing or filing the Term Sheet or any related investor or marketing materials as exhibits to this Current Report, and any projections, valuations or return estimates that may appear in materials prepared by the Sponsor or its affiliates have not been independently verified by the Company, are not the Company’s projections, and should not be relied upon.

On June 16, 2026, the Company issued a press release announcing its entry into the Term Sheet and the proposed transaction described above. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “proposes,” “targets,” and similar expressions are intended to identify forward-looking statements, including statements regarding the proposed joint venture, its structure and ownership, the development, financing and timing of the Project, and the Company’s plans and objectives.

These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied, including, without limitation: the risk that definitive agreements are not negotiated or executed and that the proposed transaction is not completed on the terms described or at all; the failure to satisfy conditions precedent, including required corporate, stockholder, SEC and Nasdaq approvals; the Company’s ability to secure the substantial financing required for the Project on acceptable terms or at all; the dilutive effect of the proposed consideration shares and the Company’s other equity issuances; permitting, regulatory and planning risks; construction cost, schedule and execution risks; the risk that projected utilization, occupancy or pricing are not achieved; geopolitical, security and other risks associated with the location of the Project in Israel; currency and interest-rate risks; risks relating to the Company’s status as an early-stage company with a history of losses and significant capital needs; risks relating to applicable Nasdaq and SEC requirements, including those governing significant issuances and changes of control; and the other risks described from time to time in the Company’s filings with the SEC. The Company undertakes no obligation to update any forward-looking statement, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Term Sheet between VisionWave Holdings, Inc. and Lucky Whale Production Limited dated June 12, 2026
99.2	Press Release dated June 16, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2026

VISIONWAVE HOLDINGS, INC.

By:	/s/ Douglas Davis
Name:	Douglas Davis
Title:	Chief Executive Officer